                                                                   EXHIBIT 10.19
                                                                Redacted Version


                           ASSET PURCHASE AGREEMENT

                           dated as of July 13, 2001

                                by and between

                         EMERALD PHARMACEUTICALS, L.P.



                                      and



                              PROCYTE CORPORATION

    This ASSET PURCHASE AGREEMENT dated as of July 13, 2001 is made and entered into by and between ProCyte Corporation, a Washington corporation ("Seller"), and Emerald Pharmaceuticals, L.P., a Delaware limited partnership ("Purchaser").

                                   RECITALS:
                                   ---------

    WHEREAS, Seller is engaged in the business of (i) providing manufacturing and related services to parties regarding products other than Seller's own proprietary products (including specialty chemical and quality control, product and process development, validation, analytical chemistry services and lyophilization) (collectively, the "Business"), as well as (ii) other business activities (collectively, the "Retained Business"), including the research, development, commercialization, production, marketing, distribution, and sale of Seller's proprietary skin and hair care products and wound care products; and

    WHEREAS, Seller desires to sell, transfer and assign to Purchaser, and Purchaser desires to purchase and acquire from Seller, substantially all of the assets of Seller relating to the operation of the Business, on the terms set forth herein;

    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I
                          SALE OF ASSETS AND CLOSING

     1.01     Assets.
              ------

     (a) Assets Transferred.  On the terms and subject to the conditions set
     --- ------------------
forth in this Agreement, Seller will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase and pay for, at the Closing, free and clear of all Liens other than Permitted Liens, all of Seller's right, title and interest in, to and under the following assets and properties of Seller that are used or held for use in connection with the Business, as the same shall exist on the Closing Date (the "Assets"), but specifically excluding the Excluded Assets (as such term is defined in Section 1.01(b)):
                            ---------------


        (i) Inventory.  Except as set forth in Section 1.01(a)(i) of the
            ---------                          -------------------------
     Disclosure Schedule, all inventories of raw materials, work-in-process,
     -------------------
     finished goods, products under research and development, demonstration equipment, office and other supplies, parts, packaging materials and other accessories related thereto (the "Inventory");

        (ii) Tangible Personal Property.  All equipment, machinery and other
             --------------------------
     tangible personal property (other than Inventory) listed in Section
                                                                 -------
     1.01(a)(ii) of the Disclosure Schedule) ("Tangible Personal Property");
     --------------------------------------

        (iii)  Furniture and Fixtures.  All furniture and fixtures of Seller
               ----------------------
     used or held for use in the conduct of the Business;

        (iv) Personal Property Leases. The leases of tangible personal property
             ------------------------
     used in the conduct of the Business described in Section 1.01(a)(iv) of the
                                                      --------------------------
     Disclosure Schedule as
     -------------------
     to which Seller is the lessee or sublessee, together with any options to purchase the underlying property (the leases and subleases described above, the "Personal Property Leases");

        (v) Contracts and Prepaid Item.  All Contracts (other than the Real
            --------------------------
     Property Lease and the Personal Property Leases) to which Seller is a party and which are utilized in the conduct of the Business described in Section
                                                                        -------
     1.01(a)(v) of the Disclosure Schedule (the "Assumed Agreements"), as well
     -------------------------------------
     as the cash sum of Seven Hundred Twenty Thousand Dollars ($724,000) provided by ****** to Seller as pre-payment under the Contract with ****** being conveyed to Purchaser hereunder;

        (vi)  Intellectual Property.  All Intellectual Property used or held for
              ---------------------
     use in the conduct of the Business (including Seller's goodwill therein), including without limitation all rights in the name "Cascade" and all derivations thereof, as well as any items listed in Section 1.01(a)(vi) of
                                                         ----------------------
     the Disclosure Schedule (the "Intellectual Property Assets");
     -----------------------

        (vii)  Licenses.  All Licenses (including applications therefor)
               --------
     utilized in the conduct of the Business;

        (viii) Books and Records.  All original Books and Records used or held
               -----------------
     for use exclusively in the conduct of the Business or otherwise exclusively relating to the Assets (and copies of all other Books and Records used or held for use in the conduct of the Business or otherwise relating to the Assets), other than the minute books, stock transfer books and corporate seal of Seller (the "Business Books and Records");

        (ix) Claims.  All rights of Seller under any claims, warranties,
             ------
     guaranties, refunds, causes of action, rights of recovery, rights of set-off and rights of recoupment of every kind and nature regarding the Business, other than those relating exclusively to the Excluded Assets or the Retained Liabilities; and

        (x) Other Assets and Properties.  All other assets and properties
            --------------------------------
     of Seller used or held for use exclusively in connection with the Business.

        (b) Excluded Assets.  Notwithstanding anything in this Agreement to the
        --- ---------------
contrary, the following assets and properties of Seller (the "Excluded Assets") shall be excluded from and shall not constitute Assets:

        (i) Real Property Leases.  The leases of real property described in
        --- --------------------
     Section 1.01(b)(i) of the Disclosure Schedule as to which Seller is the
     ---------------------------------------------
     lessee or sublessee, together with any options to purchase the underlying property and leasehold improvements thereon (the "Real Property Lease");

****** Indicates certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        (ii) Personal Property Leases.  The leases of tangible personal property
             ------------------------
     described in Section 1.01(b)(ii) of the Disclosure Schedule as to which
                  ----------------------------------------------
     Seller is the lessee or sublessee, together with any options to purchase the underlying property;

        (iii)  Contracts.  All Contracts described in Section 1.01(b)(iii) of
               ---------                              -----------------------
     the Disclosure Schedule;
     -----------------------

        (iv) Corporate Records.  The minute books, stock transfer books and
             -----------------
     corporate seal of Seller;

        (v) Benefit Plans.  All Benefit Plans of Seller, including all assets
            -------------
     thereof;


        (vi) Insurance Policies.  All casualty, liability or other policies of
             ------------------
     insurance maintained by or on behalf of the Seller and the rights thereunder and all rights under self insurance programs (A) relating to Retained Liabilities, (B) insurance policies relating to directors' and officers' liability, or (C) which, by their terms, are not assignable;

        (vii)  Accounts Receivable. All trade and other accounts receivable and
               -------------------
     all notes, bonds and other evidences of Indebtedness of and rights to receive payments arising out of sales or licenses occurring in the conduct of the Business, including any rights of Seller with respect to any third party collection procedures or any other Actions or Proceedings which have been commenced in connection therewith;

        (viii) This Agreement.  Seller's rights under this Agreement;
               --------------

        (ix) Prepaid Expenses.  All prepaid Expenses (other than as provided in
             ----------------
     Section 1.01(a)), relating to the Business;

        (x) Tax Refunds. Seller's rights to refunds of Taxes paid with respect
            -----------
     to the Business for the periods on or prior to the Closing Date; and

        (xi) Except for the Assets described in Section 1.01(a) hereof, all the assets and properties of Seller that are used or held for use in connection with the Retained Business (including, without limitation, the items listed on Section 1.01(b)(xi) of the Disclosure Schedule).
        ----------------------------------------------


     1.02   Liabilities.
            -----------

     (a) Assumed Liabilities.  In connection with the sale, transfer,
         -------------------
conveyance, assignment and delivery of the Assets pursuant to this Agreement, on the terms and subject to the conditions set forth in this Agreement, at the Closing, Purchaser will assume and agree to pay, perform and discharge when due only the following obligations of Seller arising in connection with the operation of the Business, as the same shall exist on the Closing Date (the "Assumed Liabilities"), and no others:

        (i) Personal Property Lease Obligations.  All obligations of Seller
            -----------------------------------
     under the Personal Property Leases, so long as such obligations are current liabilities and have been incurred in the ordinary course of business consistent with past practices (but specifically excluding liabilities for breaches thereof occurring prior to the Closing Date, whether occurring as a result of the transactions contemplated by this Agreement or otherwise); and

        (ii) Obligations under Assumed Agreements.  All obligations of Seller
             ------------------------------------
     under the Assumed Agreements, so long as such obligations are current liabilities and have been incurred in the ordinary course of business consistent with past practices (but specifically excluding liabilities for breaches thereof occurring prior to the Closing Date, whether occurring as a result of the transactions contemplated by this Agreement or otherwise).


     (b) Retained Liabilities.  Except for the Assumed Liabilities, Purchaser
         --------------------
shall not assume by virtue of this Agreement or the transactions contemplated hereby, and shall have no liability for, any Liabilities of Seller (including, without limitation, those related to the Business or any Benefit Plans) of any kind, character or description whatsoever, whether accrued, absolute or contingent, whether known or unknown, whether disclosed or undisclosed and regardless of when asserted (the "Retained Liabilities"). Seller shall discharge in a timely manner or shall make adequate provision for all of the Retained Liabilities. This Section 1.02(b) shall not diminish or otherwise affect Purchaser's obligations under Section 8.13.

     1.03   Purchase Price; Allocation.
            ----- --------------------

     (a) Purchase Price.  The Purchase Price for the Assets (the "Purchase
         --------------
Price"), to be paid at Closing, will consist of (i) TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) in cash; and (ii) a promissory note issued by Purchaser in the original principal amount of TWO MILLION DOLLARS ($2,000,000) and in the form of Exhibit A attached hereto (the "Note").
        ---------

     (b) Allocation of Purchase Price.  Purchaser and Seller shall negotiate in
         ----------------------------
good faith prior to the Closing Date and determine the allocation of the consideration paid by Purchaser for the Assets. Each party hereto agrees (i) that any such allocation shall be consistent with the requirements of Section 1060 of the Code and the regulations thereunder, and (ii) that no party will take a position on any Tax Return, before any Governmental or Regulatory Authority charged with the collection of any such Tax or in any judicial proceeding, that is in any manner inconsistent with the terms of any such allocation without the consent of the other party.


     1.04   Closing.  The Closing will take place at the offices of Seller, 8511
            -------
154th Avenue, N.E., Bldg. A, Redmond, WA 98052-3557, at 10:00 A.M. local time, on July 17, 2001 or on such other date and time as Purchaser and Seller shall mutually agree (the "Closing Date"). At the Closing, Purchaser will (a) pay Seller the cash portion of the Purchase Price by wire transfer of immediately available funds to such account as Seller may reasonably direct by written notice delivered to Purchaser by Seller at least two (2) Business Days before the Closing Date and (b) deliver the duly executed original of the Note. Simultaneously, Seller will assign and transfer to Purchaser good and valid title in and to the Assets (free and clear of all Liens, other than Permitted Liens) by delivery of (i) a Bill of Sale in form and substance reasonably acceptable to Purchaser (the "Bill of Sale"), duly executed by Seller, (ii) an assignment of the Intellectual Property Assets and other intangible Assets in form and substance reasonably acceptable to Purchaser, duly executed by Seller, (iii) payment to Purchaser - - by cashier's check made out to "Emerald Pharmaceuticals, L.P." or by wire transfer of immediately available funds to such account as Purchaser may reasonably direct by written notice delivered to Seller by Purchaser at least two (2) Business Days before the Closing Date - -of the cash sum of Seven Hundred Twenty Thousand Dollars ($724,000) regarding the funds provided by ****** to Seller as pre-payment under the Contract with ****** being conveyed to Purchaser hereunder, and (iv) such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance reasonably acceptable to Purchaser, as shall be effective to vest in Purchaser good title to the Assets (the Bill of Sale and the other instruments referred to in clauses (ii) and (iv) being collectively referred to herein as the "Assignment Instruments"), and (d) Purchaser will assume from Seller the due payment, performance and discharge of the Assumed Liabilities by delivery of an Assumption Agreement, in form and substance reasonably acceptable to Seller, duly executed by Purchaser, and such other good and sufficient instruments of assumption, in form and substance reasonably acceptable to Seller, as shall be effective to cause Purchaser to assume the Assumed Liabilities as and to the extent provided in
Section 1.02(a) (the Assumption Agreement and such other instruments being
---------------
collectively referred to herein as the "Assumption Instruments"). At the Closing, there shall also be delivered to Seller and Purchaser the opinions, certificates and other contracts, documents and instruments required to be delivered under Articles V and VI.
                ----------     --

     1.05   Prorations.  Prorations relating to the Assets and the ownership and
            ----------
operation of the Business will be made by the parties as of the Closing Date, (other than Purchaser's assumption of the Assumed Liabilities) with the Seller liable to the extent such items relate to any time period prior to the Closing Date and Purchaser liable to the extent such items relate to the periods beginning with and subsequent to the Closing Date. Except as otherwise agreed by the parties, the net amount of all such prorations will be settled and paid within forty-five (45) days of the Closing Date. The parties agree to prorate payables in respect to products or services delivered to customers of the Business both before and after the Closing but not invoiced until after the Closing Date.

     1.06   Accounts Receivable. The parties have agreed that the accounts
            -------------------
receivable of the Business as of the Closing Date shall be retained by Seller. Purchaser agrees that all payments from customers of the Business on account of unpaid accounts due to Seller as of the Closing Date shall be applied against such accounts until they have been paid in full. Purchaser shall give Seller a weekly accounting of monies received from each customer of the Business which has an unpaid account due to Seller, and shall pay monies to Seller within five days of receipt, until the customer's account balance as of the Closing Date has been paid in full.

****** Indicates certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF SELLER

    Seller hereby represents and warrants to Purchaser as follows:

     2.01   Organization of Seller.  Seller is a corporation duly organized,
            ----------------------
validly existing and in good standing under the Laws of Washington and has full corporate power and authority to conduct the Business as and to the extent now conducted and to own, use and lease its assets and properties. Seller is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions specified in Section 2.01 of the Disclosure Schedule, which are
                           ---------------------------------------
the only jurisdictions in which the ownership, use or leasing of its assets and properties, or the conduct or nature of the Business, makes such qualification, licensing or admission necessary, except for such failures to be so qualified or licensed and in good standing as could not reasonably be expected to have a materially adverse effect (a "Material Adverse Effect") on the Condition of the Business.

     2.02   Authority; Execution.  Seller has full corporate power and authority
            --------------------
to execute and deliver this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and the Operative Agreements to which it is a party, and the performance by Seller of its obligations hereunder and thereunder, have been duly and validly authorized by its board of directors (and, if required, its shareholders), no other corporate action on the part of Seller or its shareholders being necessary. This Agreement has been duly and validly executed and delivered by Seller and constitutes, and upon the execution and delivery by Seller of the Operative Agreements to which Seller is a party, such Operative Agreements, assuming the due authorization, execution and delivery of this Agreement and the Operative Agreements by Purchaser, will constitute legal, valid and binding obligations of Seller enforceable against such party in accordance with their respective terms.

     2.03   Reserved.  [Blank]
            --------

     2.04   No Conflicts.  The execution and delivery by Seller of this
            ------------
Agreement does not, and the execution and delivery by Seller of the Operative Agreements to which is a party, the performance by Seller of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the articles or certificate of incorporation or bylaws of Seller;

     (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Section 2.04 of the Disclosure
                                            ------------------------------
Schedule, conflict with or result in a violation or breach of any term or
--------
provision of any Law or Order applicable to Seller or any of the Assets; or

     (c) except as disclosed in Section 2.04 of the Disclosure Schedule, (i)
                                ---------------------------------------
conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Seller to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Seller or any of the Assets under, any Contract or License to which Seller is a party or by which any of the Assets is bound.

     2.05   Governmental Approvals and Filings.  Except as disclosed in Section
            ----------------------------------                          -------
2.05 of the Disclosure Schedule, no consent, approval or action of, filing with
-------------------------------
or notice to any Governmental or Regulatory Authority on the part of Seller is required in connection with the execution, delivery and performance of this Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

     2.06   Reserved.  [Blank]
            --------

     2.07   Absence of Changes.  Since the Annual Financial Statement Date there
            ------------------
has not been any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a material adverse change, in the Condition of the Business. Without limiting the foregoing, except as disclosed in Section 2.07 of the Disclosure
                                               ------------------------------
Schedule, there has not occurred, between the Annual Financial Statement Date
--------
and the date hereof, any of the following:

     (a) (i) any material increase in the salary, wages or other compensation of any Employee whose annual salary is, or after giving effect to such change would be, $100,000 or more; (ii) any establishment or material modification of (A) targets, goals, pools or similar provisions in respect of any fiscal year under any employment-related Contract or other compensation arrangement with or for Employees or (B) salary ranges, increase guidelines or similar provisions in respect of any employment-related Contract or other compensation arrangement with or for Employees; or (iii) any adoption, entering into or becoming bound by any Benefit Plan, employment-related Contract or collective bargaining agreement, or amendment, modification or termination (partial or complete) of any Benefit Plan, employment-related Contract or collective bargaining agreement, except to the extent required by applicable Law and, in the event compliance with legal requirements presented alternatives, only to the extent the alternative which Seller reasonably believed to be the least costly was chosen;

     (b) any physical damage, destruction or other casualty loss (whether or not covered by insurance) affecting any of the plant, real or personal property or equipment of Seller used or held for use in the conduct of the Business in an aggregate amount exceeding $25,000;

     (c) any material change in (i) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of the Business or (ii) any method of calculating any bad debt, contingency or other reserve of the Business for accounting, financial reporting or Tax purposes;

     (d) any material write-off or write-down of or any determination to write-off or write-down any of the Assets;

     (e) (i) any acquisition or disposition of any Assets, other than Inventory in the ordinary course of business consistent with past practice; or (ii) any creation or incurrence of a Lien, other than a Permitted Lien, on any Assets;

     (f) any entering into, amendment, modification, termination (partial or complete) or granting of a waiver under or giving any consent with respect to
(i) any Contract which is
required (or had it been in effect on the date hereof would have been required) to be disclosed in the Disclosure Schedule pursuant to Section 2.18 or (ii) any
                                                       ------------
License;


     (g) capital expenditures or commitments for additions to property, plant or equipment used or held for use in the conduct of the Business constituting capital assets in an aggregate amount exceeding $25,000;

     (h) any transaction with any officer, director, Affiliate or Associate of Seller or any Associate of any such officer, director or Affiliate (i) outside the ordinary course of business consistent with past practice or (ii) other than on an arm's-length basis;

     (i) any disposal of or lapse of any rights to the use of any Intellectual Property Assets, or disclosure to any Person of any trade secret, formula, process or know-how not theretofore a matter of public knowledge without obtaining an appropriate confidentiality agreement from such person;

     (j) any sale, assignment, transfer or license of any Intellectual Property Assets, except for nonexclusive licenses granted to customers in the ordinary course of business;

     (k) any entering into of a Contract to do or engage in any of the foregoing after the date hereof; or

     (l) any other material transaction involving or material development affecting the Business or the Assets outside the ordinary course of business consistent with past practice.

     2.08   No Undisclosed Liabilities.  Except as reflected or reserved against
            --------------------------
in the balance sheet included in the Annual Financial Statements or as disclosed in Section 2.08 of the Disclosure Schedule, there are no Liabilities against,
   ---------------------------------------
relating to or affecting the Business or any of the Assets, other than Liabilities incurred in the ordinary course of business consistent with past practice which in the aggregate are not material to the Condition of the Business.

     2.09   Taxes.
            -----

Seller has timely paid all Taxes due and payable by it for the Pre-Closing Tax Period which will have been required to be paid on or prior to the Closing Date, the non-payment of which would result in a Lien on any Asset, would otherwise adversely affect the Business or would result in Purchaser becoming liable or responsible therefor.

Seller has established, in accordance with generally accepted accounting principles applied on a basis consistent with that of preceding periods, adequate reserves for the payment of, and will timely pay all Tax liabilities, assessments, interest and penalties which arise from or with respect to the Assets or the operation of the Business and are incurred in or attributable to the Pre-Closing Tax Period, the non-payment of which would result in a Lien on any Asset, would otherwise adversely affect the Business or would result in Purchaser becoming liable therefor.

Schedule 2.09(c) contains an entity-by-entity complete and accurate list of (i)
----------------
all jurisdictions to which any material amount of Tax has been paid or is properly payable by or with respect to Seller or its Affiliates with respect to the Business or the Assets during the preceding five years, and (ii) all Tax Returns that have been filed or are properly required to be filed in any such jurisdiction and on which material amounts of Taxes are required to be shown by or with respect to Seller or its Affiliates with respect to the Business or the Assets during the preceding five years (or with respect to which the failure to file could reasonably be expected to have a Material Adverse Effect on the Condition of the Business).

Except as set forth in Schedule 2.09(d):  (i) Seller and its Affiliates has
                       ----------------
filed on a timely basis with the appropriate Tax Authorities all Tax Returns (applicable to the Business or the Assets) on which material amounts of Taxes are required to be shown by the applicable laws of any jurisdiction (or the failure of which to file could reasonably be expected to have a Material Adverse Effect on the Condition of the Business); and (ii) all such returns are true, correct, and complete in all material respects.

Seller has (i) withheld proper and accurate amounts in compliance with the tax withholding provisions of all applicable Laws from its employees and former employees for all periods which, as of the date of this Agreement, remain open under federal, state, municipal, local or other Laws for assessment or collection, (ii) correctly and properly prepared and duly and timely filed all returns and reports relating to Taxes withheld from its employees and former employees and to its employer liability for employment Taxes under federal, state, municipal, local and other Laws, and (iii) duly and timely paid and remitted to the appropriate taxing authorities all amounts withheld from its employees and former employees and any additional amounts that represent its employer liability for employment Taxes under applicable Law.

Seller is a United States person within the meaning of Section 7701(a)(9) and
(a)(1) of the Code. Seller is not a "United States real property holding corporation" as defined in Section 897(c)(2) of the Code.

There are no Tax liens upon any of the Assets of the Seller, other than liens for ad valorem taxes not yet due and payable. None of the Assets (i) is "tax-exempt use property" within the meaning of Section 168(h) of the Code, (ii) is subject to a tax benefit transfer lease subject to the provisions of former
Section 168(f)(8) of the Internal Revenue Code of 1954, or (iii) secures any debt, the interest on which is exempt from tax under Section 103 of the Code.

     2.10   Legal Proceedings.  Except as disclosed in Section 2.10 of the
            -----------------                          -------------------
Disclosure Schedule (with paragraph references corresponding to those set forth
-------------------
below):

     (a) there are no Actions or Proceedings pending or, to the Knowledge of Seller, threatened against, relating to or affecting Seller with respect to the Business or any of the Assets which (i) could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or otherwise result in a material diminution of the benefits contemplated by this Agreement or any of the Operative Agreements to Purchaser, or (ii) if determined adversely to Seller, could reasonably be expected to result in (A) any injunction or other equitable relief that would interfere in any material respect with the Business or (B) Losses by Seller, individually or in the aggregate with Losses in respect of other such Actions or Proceedings, exceeding $25,000;

     (b) there are no facts or circumstances known to Seller that could reasonably be expected to give rise to any Action or Proceeding that would be required to be disclosed pursuant to clause (a) above; and

     (c) there are no Orders outstanding against Seller with respect to the Business or the Assets.

          2.11 Compliance With Laws and Orders. Except as disclosed in Section
               -------------------------------                         -------
2.11 of the Disclosure Schedule, Seller is not, nor has it at any time within
-------------------------------
the last five (5) years been, nor has it received any notice that it is or has at any time within the last five (5) years been, in violation of or in default under any Law or Order applicable to the Business or the Assets in a manner that could reasonably be expected to have a Material Adverse Effect on the Condition of the Business.

          2.12 Employee Benefits; ERISA.
               ------------------------

          (a) Section 2.12(a) of the Disclosure Schedule sets forth a complete
              ------------------------------------------
and accurate list of all Benefit Plans. True, complete and correct copies of such plans, and any agreements, insurance contracts and trusts related thereto, have been delivered to Purchaser or made available to Purchaser for review. Except for the Benefit Plans described on Section 2.12(a) of the Disclosure
                                          ---------------------------------
Schedule, Seller does not sponsor, maintain, contribute to or have any material
--------
Liability with respect to any Benefit Plan. No Benefit Plan: (i) constitutes a "multiemployer plan", as defined in Section 3(37) of ERISA (for purposes of this Section, a "Multiemployer Plan"), (ii) is maintained in connection with any trust described in Section 501(c)(9) of the Code, or (iii) is subject to Title IV of ERISA or to the minimum funding standards of ERISA or the Code. Neither Seller nor any affiliate of Seller has made or been required to make contributions to any Multiemployer Plan. Seller has no accumulated funding deficiencies as defined in Section 412 of the Code (whether or not waived) with respect to any Benefit Plan. Neither Seller nor any affiliate of Seller has incurred any material Liability under Title IV of ERISA arising in connection with the termination of, or complete or partial withdrawal from, any plan covered or previously covered by Title IV of ERISA. All Benefit Plans and the administration thereof comply in all material respects with the terms thereof and all applicable provisions of ERISA, as well as all other applicable Laws. As of the Interim Financial Statement Date, all material accrued contribution obligations of Seller with respect to all Benefit Plans have either been paid or are reflected on the Interim Financial Statements as of the Interim Financial Statement Date. For purposes of this Section 2.12 only, an "affiliate" of any person means any other person that, together with such person, would be treated as a single employer under Section 414 of the Code. For purposes of this Section 2.12, "material" shall mean, as applicable, a matter that would, or could reasonably be expected to, have a Material Adverse Effect on the Condition of the Business.

          (b) With respect to each Benefit Plan, there are no actions, suits or claims pending (other than routine claims for benefits) or, to the Knowledge of Seller threatened, with respect to such Benefit Plan or against the assets or fiduciaries of such Benefit Plan.

          (c) Seller has not announced any plan or commitment (whether or not legally binding) to create any additional Benefit Plans or to amend or modify any existing Benefit Plan, and Seller has no material Liability with respect to or in connection with providing post-employment health and welfare benefits to any of its employees or former employees.

          2.13   Property.
                 --------

          (a) Seller does not own any real property.  Section 2.13(a) of the
                                                      ----------------------
Disclosure Schedule lists all leases of real property to which Seller is a party
-------------------
and that pertain to the Business.

          (b) Seller is in possession of and has good title to, or has valid leasehold interests in or valid rights under Contract to use, all the Tangible Personal Property, which is reflected on the balance sheet included in the Annual Financial Statements and tangible personal property acquired since the Annual Financial Statement Date other than tangible personal property disposed of since such date in the ordinary course of business consistent with past practice. All the Tangible Personal Property is free and clear of all Liens, other than Permitted Liens and Liens disclosed in Section 2.13(b) of the
                                                  ----------------------
Disclosure Schedule, and is in good working order and condition, ordinary wear
-------------------
and tear excepted, and its use complies with all applicable Laws.

          2.14 Orders; Commitments; Warranties and Returns. Section 2.14 of
               -------------------------------------------  ---------------
the Disclosure Schedule sets forth Seller's warranties currently made with
-----------------------
respect to the Business, and current policies with respect to returns of products. Except as set forth in Section 2.14 of the Disclosure Schedule, Seller
                                 ---------------------------------------
has experienced no actual or, to their Knowledge, threatened claims against them for warranty costs exceeding $25,000 in the aggregate. As used above, the term "warranty cost" shall mean costs and expenses associated with correcting, returning or replacing defective or allegedly defective products or services, whether such costs and expenses arise out of claims sounding in warranty, contract, tort or otherwise.

          2.15 Intellectual Property
               ---------------------

          (a) Section 2.15(a) of the Disclosure Schedule sets forth a list of
              ------------------------------------------
all patents, patent applications, copyright registrations (and applications therefor), and trademark and trade name registrations (and applications therefor) owned by Seller and used in the Business. Each of the federal and state registrations relating to the foregoing Assets is valid and in full force and effect. Section 2.15(a) of the Disclosure Schedule also sets forth a list of
            ------------------------------------------
any unregistered trademarks, trade names, service marks, brand names, logos or other identifiers for the Products or otherwise used in the Business.

          (b) Section 2.15(b) of the Disclosure Schedule sets forth a list of
              ------------------------------------------
all patents, formulae and other technology used in the Business and for which Seller does not own all right, title and interest (other than "shrink-wrap" software licensed in the ordinary course of business) (collectively, the "Third Party Technology"), and all license agreements or other contracts pursuant to which Seller has the right to use the Third Party Technology (the "Third Party Licenses"). Seller has the lawful right to use (free of any material restriction not expressly set forth in the Third Party Licenses) all Third Party Technology that is incorporated or used in the Business. Seller has not received notice that any party to any such license intends to cancel, terminate or refuse to renew (if renewable) such license or to exercise or decline to exercise any option or right thereunder, and Seller has used the Third Party Technology in accordance with all of the terms of the Third Party Licenses.

          (c) Section 2.15(c) of the Disclosure Schedule sets forth a list of
              ------------------------------------------
all products and formulae developed, produced, marketed or sold by Seller in the operation of the Business as of the Closing, or during the ten years prior to the date of this Agreement (the "Products").

          (d) All the Intellectual Property Assets are owned by Seller free and clear of all Liens, other than Permitted Liens. Other than nonexclusive licenses granted in the ordinary course of business, Seller has not granted to any third party any rights or permissions to use any of the Intellectual Property Assets. Seller has not received any notice or claim (whether written, oral or otherwise) challenging Seller's ownership or rights in the Intellectual Property Assets or claiming that any other person or entity has any legal or beneficial ownership with respect thereto or challenging the validity or enforceability of the Intellectual Property Assets.

          (e) Neither Seller's operation of the Business prior to Closing nor the Intellectual Property Assets infringe, violate or interfere with or constitute a misappropriation of any right, title or interest (including, without limitation, any patent, copyright, trademark or trade secret right) held by any other person or entity. Seller has not received any notice or claim (whether written, oral or otherwise) regarding any infringement, misappropriation, misuse, abuse or other interference with any third party intellectual property or proprietary rights (including, without limitation, infringement of any patent, copyright, trademark or trade secret right of any third party) by either Seller's operation of the Business or the Intellectual Property Assets.

          (f) To the Seller's Knowledge, no other person or entity is infringing or misappropriating the Intellectual Property Assets.

          (g) Except as disclosed on Section 2.15(g) to the Disclosure Schedule,
                                     ------------------------------------------
(i) Seller has not disclosed any then-non-publicly-available aspect of any Product to any person or entity; (ii) Seller has at all times maintained and diligently enforced commercially reasonable procedures to protect all confidential information of the Business; and (iii) Seller has not deposited any rights to any Product into any escrow or similar arrangement. If, as disclosed in Section 2.15(g) of the Disclosure Schedule, Seller has deposited any rights
   ------------------------------------------
to any Product into any escrow or similar arrangement, then to Seller's Knowledge, no event has occurred that has or could reasonably form the basis for a release of such rights from such escrow or arrangement.

          (h) Section 2.15(h) of the Disclosure Schedule sets forth a list of
              ------------------------------------------
all Internet domain names used by Seller in the Business (collectively, the "Domain Names"). Seller has, and upon the Closing the Purchaser will have, a valid registration and all material rights (free of any material restriction) in and to the Domain Names, including, without limitation, all rights necessary to continue to conduct the Business as it is currently conducted.

          (i) The Intellectual Property Assets contain all of the Intellectual Property used or held for use in, and necessary for the conduct of, the Business as conducted by Seller.


          2.16 Reserved. [blank]
               --------

          2.17 Insurance. Seller maintains commercially reasonable levels of (a)
               ---------
insurance on its property (including leased premises) that insures against loss or damage by fire or other casualty and (b) insurance against liabilities, claims and risks of a nature and in such amounts as are normal and customary in Seller's industry for companies of similar size and financial condition. All insurance policies of Seller are in full force and effect, all premiums with respect thereto covering all periods up to and including the date this representation is made have been paid, and no notice of cancellation or termination has been received with respect to any such policy or binder. Such policies or binders are sufficient for compliance with all requirements of law currently applicable to Seller and of all agreements to which Seller is a party (except as has not had and could not reasonably be expected to have a Material Adverse Effect) and will not in any way automatically be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement.

          2.18 Contracts.
               ---------

          (a) Section 2.18(a) of the Disclosure Schedule (with paragraph
              ------------------------------------------
references corresponding to those set forth below) contains a true and complete list of each of the following Contracts or other arrangements (true and complete copies or, if none, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto and all waivers of any terms thereof, have been delivered to Purchaser prior to the execution of this Agreement) to which Seller is a party or by which any of the Assets is bound:

          (i) (A) all Contracts (excluding Benefit Plans) providing for a commitment of employment or consultation services for a specified or unspecified term to, or otherwise relating to employment or the termination of employment of, any Employee, the name, position and rate of compensation of each Employee party to such a Contract and the expiration date of each such Contract; and (B) any written or unwritten representations, commitments, promises, communications or courses of conduct (excluding Benefit Plans and any such Contracts referred to in clause (A)) involving an obligation of Seller to make payments in any year, other than with respect to salary or incentive compensation payments in the ordinary course of business, to any Employee;

          (ii) all Contracts with any Person containing any provision or covenant prohibiting or limiting the ability of Seller to engage in any business activity or compete with any Person in connection with the Business or prohibiting or limiting the ability of any Person to compete with Seller in connection with the Business;

          (iii) all partnership, joint venture, shareholders' or other similar Contracts with any Person in connection with the Business;

          (iv) all Contracts with licensors, licensees, distributors, dealers, manufacturer's representatives, sales agencies or franchises with whom Seller deals in connection with the Business;

          (v) all Contracts to which Seller is a party, or by which Seller is bound, that relate to Intellectual Property Assets;

          (vi) to the extent relevant to the Business, the Assets or the Acquisition, all Contracts between or among Seller, on the one hand, and any officer, director, Affiliate of

     Associate of Seller or any Associate of any such officer, director or Affiliate, on the other hand;

          (vii) to the extent relevant to the Business, the Assets or the Acquisition, all collective bargaining or similar labor Contracts;

          (viii) to the extent relevant to the Business, the Assets or the Acquisition, all Contracts relating to Indebtedness of Seller;

          (ix) all Contracts relating to (A) the future disposition or acquisition of any Assets, other than dispositions or acquisitions of Inventory in the ordinary course of business consistent with past practice, and (B) to the extent relevant to the Business, the Assets or the Acquisition, any merger or other business combination;

          (x) all Contracts containing development obligations of Seller that have not been completed; and

        (xi) all other Contracts with respect to the Business that (A) involve the payment or potential payment, pursuant to the terms of any such Contract, by or to Seller of more than $5,000 annually and (B) cannot be terminated within thirty (30) days after giving notice of termination without resulting in any material cost or penalty to Seller.

        (b) Each Contract required to be disclosed in Section 2.18(a) of the
                                                      ----------------------
Disclosure Schedule is in full force and effect and constitutes a legal, valid
-------------------
and binding agreement, enforceable in accordance with its terms, of each party thereto; and except as disclosed in Section 2.18(b) of the Disclosure Schedule,
                                    ------------------------------------------
neither Seller nor, to the Knowledge of Seller, any other party to such Contract is, or has received notice that it is, in violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such Contract) in any respect.

        2.19 Licenses.  Section 2.19 of the Disclosure Schedule contains a true
             --------   ---------------------------------------
and complete list of all material Licenses used or held for use in the Business (and all pending applications for any such Licenses), setting forth the grantor, the grantee, the function and the expiration and renewal date of each. Prior to the execution of this Agreement, Seller has delivered to Purchaser true and complete copies of all such Licenses. Except as disclosed in Section 2.19 of
                                                              ---------------
the Disclosure Schedule:
-----------------------

        (a) Seller owns or validly hold all Licenses that are material, individually or in the aggregate, to the Business;

        (b) each License is valid, binding and in full force and effect;

        (c) Seller is not, nor has it received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any License; and

        (d) As of the Closing, all such Licenses will be validly assigned to Purchaser.

          2.20 Affiliate Transactions. Except as disclosed in Section 2.20 of
               ----------------------                         ---------------
the Disclosure Schedule, (a) no officer, director, Affiliate or Associate of
-----------------------
Seller or any Associate of any such officer, director or Affiliate provides or causes to be provided any assets, services or facilities used or held for use in connection with the Business, and (b) the Business does not provide or cause to be provided any assets, services or facilities to any such officer, director, Affiliate or Associate. Each of the transactions listed in Section 2.20 of the
                                                           -------------------
Disclosure Schedule is on terms that are, when considered as a whole, at least
-------------------
as favorable to Seller as are currently available at arm's-length.

          2.21 Employees; Labor Relations.
               --------------------------

          (a) Section 2.21(a) of the Disclosure Schedule contains a list of the
              ------------------------------------------
name of each Employee at the date hereof, together with such Employee's position or function, annual base salary or wages and any incentive or bonus arrangement with respect to such Employee in effect on such date. Seller has no reason to believe that any of such Employees will or may cease to be Employees, or will refuse offers of employment from Purchaser, because of the consummation of the transactions contemplated by this Agreement. Each Employee has executed a nondisclosure and invention agreement in the form provided to Purchaser. To Seller's Knowledge, no Employee is in violation of any agreement relating to the relationship of such Employee with Seller.

          (b) Except as disclosed in Section 2.21(b) of the Disclosure Schedule,
                                     ------------------------------------------
(i) no Employee is presently a member of a collective bargaining unit and, to the Knowledge of Seller, there are no threatened or contemplated attempts to organize for collective bargaining purposes any of the Employees, and (ii) no unfair labor practice complaint or sex, age, race or other discrimination claim has been brought during the last five (5) years against Seller with respect to the conduct of the Business before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental or Regulatory Authority. Seller is in material compliance with all applicable Laws relating to the employment of labor, including, without limitation those relating to wages, hours and collective bargaining.


          2.22 Substantial Customers and Suppliers. Section 2.22 of the
               -----------------------------------  -------------------
Disclosure Schedule lists the twenty (20) largest customers of the Business, on
-------------------
the basis of revenues for the most recently-completed fiscal year. Section 2.22
                                                                   ------------
of the Disclosure Schedule lists the ten (10) largest suppliers of the Business,
--------------------------
on the basis of cost of goods or services purchased for the most recently-completed fiscal year. Except as disclosed in Section 2.22 of the Disclosure
                                              ------------------------------
Schedule, no such customer or supplier has ceased or materially reduced its
--------
purchases from, use of the services of, sales to or provision of services to the Business since the Annual Financial Statement Date, or to the Knowledge of Seller, has threatened to cease or materially reduce such purchases, use, sales or provision of services after the date hereof. Except as disclosed in Section
                                                                       -------
2.22 of the Disclosure Schedule, to the Knowledge of Seller, no such customer or
-------------------------------
supplier is threatened with bankruptcy or insolvency.

          2.23 Inventory.  All the Inventory consists of a quality and quantity
               ---------
usable and salable in the ordinary course of business consistent with past practice.

          2.24 Entire Business.  Except as disclosed in Section 2.24 of the
               ---------------                          -------------------
Disclosure Schedule, there are no shared facilities or services which are used
-------------------
in connection with the Business and any other business or other operations of Seller or any of Seller's Affiliates or Associates.

          2.25 Disclosure.  No representation or warranty contained in this
               ----------
Agreement, and no statement contained in the Disclosure Schedule or in any certificate, list or other writing furnished to Purchaser pursuant to any provision of this Agreement (including without limitation the Financial Statements) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

          2.26 Brokers.  Except as disclosed in Section 2.26 of the Disclosure
               -------                          ------------------------------
Schedule, all negotiations relative to this Agreement and the transactions
---------
contemplated hereby have been carried out by Seller directly with Purchaser without the intervention of any Person on behalf of Seller in a manner as to give rise to any valid claim by any Person against Purchaser for a finder's fee, brokerage commission or similar payment.


                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

  Purchaser hereby represents and warrants to Seller as follows:

          3.01 Organization, Standing and Power. Purchaser is a limited
               --------------------------------
partnership duly organized and in good standing under the laws of the State of Delaware. Purchaser has the full limited partnership power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties. Purchaser is duly qualified, licensed or admitted to do business and is in good standing in each jurisdiction where the ownership, use or leasing of its assets and properties, or the conduct or the nature of its business makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified or licensed and in good standing that could not reasonably be expected to have a materially adverse effect on the financial condition of Purchaser (a "Purchaser Material Adverse Effect").

          3.02 Authority. The execution and delivery by Purchaser of this
               ---------
Agreement and the Operative Agreements to which it is a party, and the performance by Purchaser of its obligations hereunder and thereunder, have been duly and validly authorized by the Partners of Purchaser and no other partnership action on the part of Purchaser is necessary. This Agreement has been duly and validly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery of this Agreement and the Operative Agreements by Seller, constitutes, and upon the execution and delivery by Purchaser of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their respective terms.

          3.03 No Conflicts. The execution and delivery by Purchaser of this
               ------------
Agreement do not, and the execution and delivery by Purchaser of the Operative Agreements to which it is a party, the performance by Purchaser of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not: (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Certificate of Limited Partnership or Agreement of Limited Partnership of Purchaser; (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser or any of its assets and properties; or (c)
(i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Purchaser or any of its assets or properties under, any Contract or License to which Purchaser is a party or by which any of its assets and properties is bound.

          3.04 Governmental Approvals and Filings. No consent, approval or
               ----------------------------------
action of, filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

          3.05 Legal Proceedings. There are no Actions or Proceedings pending
               -----------------
or, to the Knowledge of Purchaser, threatened against, relating to or affecting Purchaser or any of its assets and properties which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements. There are no suits, actions or legal, administrative, arbitration or other proceedings or governmental investigations against Purchaser pending or, to Purchaser's Knowledge, threatened, which if determined adversely to Purchaser, could be expected to result in a Purchaser Material Adverse Effect.

          3.06 Brokers.  All negotiations relative to this Agreement and the
               -------
transaction contemplated hereby have been carried out by Purchaser directly with Seller without the intervention of any Person on behalf of Purchaser in a manner as to give rise to any valid claim by any Person against Seller for a finder's fee, brokerage commission or similar payment.

          3.07 Absence of Changes.  Since its inception, there has not been any
               ------------------
Purchaser Material Adverse Affect, or any event or development which, individually or together with other such events, could be expected to result in a Purchaser Material Adverse Effect. Except for the Note, there are no Liabilities against, relating to or affecting Purchaser, other than Liabilities incurred in the ordinary course of business which in the aggregate are not material to Purchaser.


                                  ARTICLE IV
                               CERTAIN COVENANTS

          4.01 Access. During the period commencing on the date of this
               ------
Agreement and continuing through the Closing Date, Seller, upon reasonable prior notice from Purchaser to Seller, will (a) afford to Purchaser and its Representatives, at all reasonable times during normal business hours, full and complete access to Seller's personnel, professional advisors, properties, contracts, books and records, and other documents and data related to the Business, (b) furnish Purchaser and its Representatives with copies of all such contracts, books and records, and other existing documents and data as Purchaser may reasonably request, and (c) furnish Purchaser and its Representatives with such additional financial, operating, and other data and information as Purchaser may reasonably request, all of which shall be done under the supervision of such Representatives of Seller as may be designated by Seller from time to time.


          4.02 Operation of the Business of Seller.  Between the date of this
               -----------------------------------
Agreement and the Closing Date, unless otherwise agreed in writing by Purchaser, Seller will:

          (a) except as otherwise allowed or required pursuant to the terms of this Agreement, conduct the Business in the ordinary course in a manner consistent with past practice;

          (b) use commercially reasonable, good faith efforts to: (i) preserve intact the current business organization of Seller relating to the Business,
(ii) keep available the services of the current officers, employees and agents of Seller, and (iii) maintain the relations and goodwill with the suppliers, customers, landlords, trade creditors, employees, agents, and others having business relationships with Seller relating to the Business;

          (c) confer with Purchaser concerning business or operational matters relating to the Business of a significant nature;

          (d) use commercially reasonable, good faith efforts to: (i) maintain all of the Assets in their current condition, ordinary wear and tear excepted, and (ii) maintain in full force and effect the insurance described in Section
                                                                      -------
2.17 or insurance providing comparable coverage and, in the event of any damage
----
to or destruction of any of the Assets prior to the Closing Date that are necessary for the operation of the Business as currently conducted and which have a value in excess of Ten Thousand Dollars ($10,000.00), Seller will either, at Seller's sole option, (A) use commercially reasonable, good faith efforts to repair or replace any such Assets as soon as reasonably practicable after such loss or damage occurs or (B) assign to Purchaser, at the Closing, all right, title and interest in and to any insurance proceeds with respect to the Assets so damaged or destroyed;

          (e) maintain the Business Books and Records in the usual, regular and ordinary manner, on a basis consistent with prior years; and

          (f) report periodically to Purchaser, but in no event more frequently than weekly and otherwise in response to Purchaser's reasonable request, concerning the status and operation of the Business.

          4.03 Negative Covenants. Except as otherwise expressly permitted by
               ------------------
this Agreement, between the date of this Agreement and the Closing Date, Seller will not, without the prior written consent of Purchaser, take any action, or fail to take any action within Seller's reasonable control, as a result of which any of the changes or events listed in Section 2.07 would occur. In addition,
                                       ------------
without the prior written consent of Purchaser (which consent shall not be unreasonably withheld, delayed or conditioned), Seller will not:

          (a) settle any pending Actions or Proceedings or obtain any releases of threatened Actions or Proceedings if (i) such settlement or release would impose restrictions on Seller's ability to conduct the Business or may adversely affect Seller other than by reason of Seller's payment of monies thereunder or
(ii) the amounts payable by Seller pursuant to such settlement or release would exceed Five Thousand Dollars ($5,000.00);

          (b) accelerate or delay collection of any notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice; or

          (c) take any action, or fail to take any action within Seller's reasonable control, which would result in any of the representations and warranties set forth in Article II not being true and correct on and as of the
                        ----------
Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.

          4.04 No Negotiation.  Until such time, if any, as this Agreement is
               --------------
terminated pursuant to Article XI, Seller will not, nor will Seller cause or
                       ----------
permit any of its Affiliates or Representatives to, directly or indirectly, solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, or provide any nonpublic information to, any Person (other than Purchaser and its Representatives) relating to any transaction involving the sale of the Business or any material portion of the Assets (an "Acquisition Transaction"). Seller covenants that from the date hereof through the Closing Date (or the termination of this Agreement), Seller will not, directly or indirectly, enter into or authorize, or permit any Affiliate or Representative to enter into, any negotiation, letter of intent, commitment, agreement, understanding, or agreement in principle with any third Person for an Acquisition Transaction. Seller covenants and agrees to inform Purchaser in writing by facsimile within twenty-four (24) hours following the receipt (from the date hereof through the Closing Date or the termination of this Agreement) by Seller, its Affiliates or their Representatives of any inquiry, proposal, offer or bid (including the terms thereof and the identity of the Person making such inquiry, proposal, offer or bid) in respect of any Acquisition Transaction.

          4.05 Governmental Filings. As promptly as practicable after the date
               ---------------------
of this Agreement, Seller will make all filings that are required under applicable Laws to be made by Seller in order to consummate the Acquisition. Between the date of this Agreement and the Closing Date, Seller and Purchaser will cooperate with each other with respect to all filings or notices that Purchaser elects to make or is required by applicable Laws to make in connection with the Acquisition.

          4.06 Supplementation and Correction of Information. Between the date
               ---------------------------------------------
of this Agreement and the Closing Date, Seller will promptly correct and supplement the information set forth on the Disclosure Schedule delivered by Seller pursuant to this Agreement in order to cause such Disclosure Schedule to remain correct and complete in all respects. Seller's delivery to Purchaser of any corrections or supplements will, without further notice or action on the part of Seller or Purchaser, immediately and automatically constitute an amendment to the Disclosure Schedule to which such corrections and supplements relate; provided, however, that solely for purposes of determining whether the condition precedent pursuant to Section 5.01 has been
                                ------------
satisfied, or whether Purchaser has the right to terminate this Agreement pursuant to Sections 10.01(b) or (d), any such amendment to the Disclosure
            ------------------------
Schedule may be disregarded by Purchaser in its sole discretion.

          4.07 Best Efforts; Further Assurances; Cooperation. Subject to the
               ---------------------------------------------
other provisions of this Agreement, the parties hereto shall each use their reasonable, good faith efforts to perform their obligations herein and to take, or cause to be taken or do, or cause to be done, all things necessary, proper or advisable under applicable law to satisfy all conditions to the obligations of the parties under this Agreement and to cause the transactions contemplated herein to be effected in accordance with the terms hereof and shall cooperate fully with each other and their respective Representatives in connection with any steps required to be taken as a part of their respective obligations under this Agreement.

          4.08 Public Announcements.  Neither party hereto will issue any press
               --------------------
release or make any other public announcement relating to the transactions contemplated by this Agreement without the prior consent of the other party hereto, except that a party may make any disclosure required to be made under applicable law or stock exchange rule if such party determines in good faith that it is necessary to do so and, if practicable, gives prior notice to the other party; provided, that such other party has a reasonable prior opportunity to approve any information regarding such other party.


                                   ARTICLE V
                    CONDITIONS TO OBLIGATIONS OF PURCHASER

The obligations of Purchaser hereunder to purchase the Assets and to assume and to pay, perform and discharge the Assumed Liabilities are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):

          5.01 Representations and Warranties. Each of the representations and
               ------------------------------
warranties made by Seller in this Agreement shall be true and correct when made and, except to the extent such representations and warranties speak as of an earlier date, shall be true and correct in all material respects on and as of the Closing Date, as though made on that date (it being agreed that any representations and warranties already expressly qualified herein as to materiality shall be true and correct in all respects in accordance with their terms including such qualification).

          5.02 Performance. Seller shall have performed and complied with, in
               -----------
all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Seller at or before the Closing.

          5.03 Closing Certificates. Seller shall have delivered to Purchaser:
               --------------------
(a) a certificate, dated the Closing Date and executed by an authorized officer of Seller, in form and substance reasonably satisfactory to Purchaser, certifying that the conditions in Sections 5.01, 5.02 and 5.04 have been fulfilled (or, in the case of 5.04, such event is not required); and (b) a certificate, dated the Closing Date and executed by the Secretary of Seller, in form and substance reasonably satisfactory to Purchaser, as to the authenticity of the actions of the Board of Directors

(and, if required, shareholders) authorizing the transactions contemplated herein and in the Operative Agreements. Certified copies of Seller's certificate or articles of incorporation and bylaws shall be attached to the secretary's certificate.

          5.04   Shareholder Approval. If required, the shareholders of Seller
                 --------------------
shall have approved the Acquisition in accordance with applicable Laws and Seller's articles of incorporation.

          5.05   Orders and Laws. There shall not be in effect on the Closing
                 ---------------
Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

          5.06   Regulatory Consents and Approvals.  All consents, approvals and
                 ---------------------------------
actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Purchaser and Seller to perform their obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements, shall have occurred.

          5.07   Third Party Consents. All consents (or in lieu thereof waivers)
                 --------------------
to the performance by Seller of their respective obligations under this Agreement and the Operative Agreements or to the consummation of the transactions contemplated hereby and thereby as are required under any Contract to which Seller is a party or by which any of the Assets are bound shall have been obtained.

          5.08   Opinion of Counsel. Purchaser shall have received the opinion
                 ------------------
of Perkins Coie LLP, counsel to Seller, dated the Closing Date, substantially in the form and to the effect of Exhibit B hereto.
                              ---------

          5.09   Deliveries. Seller shall have delivered to Purchaser the
                 ----------
Assignment Instruments.

          5.10   Employment and Non-Competition Agreements; Employees. Michael
                 ----------------------------------------------------
C. Maloney shall have executed and delivered to Purchaser the Employment and Non-Competition Agreements, substantially in the form attached hereto as Exhibit
                                                                         -------
C.
-
          5.11   Reserved.  [Blank].
                 --------

          5.12   Proceedings. All proceedings to be taken on the part of Seller
                 -----------
in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser, and Purchaser shall have received copies of all such documents and other evidences as Purchaser may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

          5.13   Termination of Financing Statements.  There shall have been
                 -----------------------------------
terminated all UCC-1 and other financing statements on the Assets.

          5.14   No Material Adverse Change.  Since the date of this Agreement
                 --------------------------
through the Closing Date, no event shall have occurred that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Condition of the Business.

          5.15   Tax Matters. Seller shall have delivered to Purchaser, in form,
                 -----------
date and content reasonably acceptable to Purchaser, a Certificate of Non-Foreign Status, as defined in the Code, duly executed by the Seller pursuant to
Section 1445 of the Code and the regulations promulgated thereunder.


                                  ARTICLE VI
                      CONDITIONS TO OBLIGATIONS OF SELLER

  The obligations of Seller hereunder to sell the Assets are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Seller in its sole discretion):

          6.01   Representations and Warranties. Each of the representations and
                 ------------------------------
warranties made by Purchaser in this Agreement shall be true and correct when made and, except to the extent such representations and warranties speak as of an earlier date, shall be true and correct in all material respects on and as of the Closing Date, as though made on that date (it being agreed that any representations and warranties already expressly qualified herein as to materiality shall be true and correct in all respects in accordance with their terms including such qualification).

          6.02   Performance. Purchaser shall have performed and complied with,
                 -----------
in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Purchaser at or before the Closing.

          6.03   Officers' Certificate; Secretary's Certificate. Purchaser shall
                 ----------------------------------------------
have delivered to Seller: (a) a certificate, dated the Closing Date and executed by an authorized officer of the General Partner of Purchaser, in form and substance reasonably satisfactory to Seller, certifying that the conditions in Sections 6.01 and 6.02 have been fulfilled; and (b) a certificate, dated the Closing Date and executed by the Secretary of the General Partner of Purchaser, in form and substance reasonably satisfactory to Seller, as to the authenticity of the actions of the Partners of Purchaser authorizing the transactions contemplated herein and in the Operative Agreements. Certified copies of Purchaser's Certificate of Limited Partnership and Agreement of Limited Partnership shall be attached to such secretary's certificate.

          6.04   Orders and Laws. There shall not be in effect on the Closing
                 ---------------
Date any Order or Law that became effective after the date of this Agreement restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

          6.05   Regulatory Consents and Approvals.  All consents, approvals and
                 ---------------------------------
actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Seller and Purchaser to perform their obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements shall have occurred.

          6.06   Deliveries. Purchaser shall have delivered to Seller the
                 ----------
Assumption Agreement and the other Assumption Instruments.

          6.07   Proceedings. All proceedings to be taken on the part of
                 -----------
Purchaser in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Seller, and Seller shall have received copies of all such documents and other evidences as Seller may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.


                                 ARTICLE VII
                   SURVIVAL OF REPRESENTATIONS, WARRANTIES,
                           COVENANTS AND AGREEMENTS

          7.01   Survival of Representations, Warranties, Covenants and
                 ------------------------------------------------------
Agreements. Notwithstanding any right of Purchaser (whether or not exercised) to
----------
investigate the Business or any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of the other party contained in this Agreement, Purchaser has the right to rely fully upon the representations and warranties of Seller contained in this Agreement. The representations and warranties contained in Sections 2.02 (Authority; Execution), 2.08 (No Undisclosed Liabilities), 2.09 (Taxes), 2.11 (Compliance With Laws and Orders), 2.12 (Employee Benefits; ERISA), and 2.13 (Property) shall survive the Closing without contractual limitation; each other representation and warranty contained in this Agreement will survive the Closing for a period of one (1) year. The covenants and agreements of Seller and the other parties contained in this Agreement will survive the Closing until all obligations with respect thereto have been performed or shall have been terminated in accordance with their terms.


                                 ARTICLE VIII
                   INDEMNIFICATION; POST-CLOSING OBLIGATIONS

          8.01   Indemnification.  Subject to the other Sections of this Article
                 ---------------                                         -------
VIII, Seller shall indemnify the Purchaser Indemnified Parties in respect of,
----
and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to (i) any misrepresentation or breach of warranty on the part of Seller contained in this Agreement; or (ii) any nonfulfillment of or failure to perform any covenant or agreement on the part of Seller contained in this Agreement.

          8.02   Method of Asserting Claims. All claims for indemnification by
                 --------------------------
any Indemnified Party under Section 8.01 will be asserted and resolved as
                            ------------
follows:

          (a) In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under Section 8.01 is asserted against or
                                             ------------
sought to be collected from such Indemnified Party by a Person other than a Purchaser Indemnified Party (a "Third Party Claim"), the Indemnified Party shall deliver a Claim Notice with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim, but only to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party under Section
                                                                         -------
8.02 and whether the Indemnifying Party desires, at its sole cost and expense,
----
to defend the Indemnified Party against such Third Party Claim.

          (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this
     Section 8.02(a), then the Indemnifying Party will have the right to defend,
     ---------------
     with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be reasonably, vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party will not be indemnified in full by reason of Section
                                                                    --------
     8.03). The Indemnifying Party will have full control of such defense and
     -----
     proceedings, including any compromise or settlement thereof; provided,
                                                                  --------
     however, that the Indemnified Party may, at the sole cost and expense of
     -------
     the Indemnified Party, at any time subsequent to the delivery of a Claim Notice to the Indemnified Party and prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this Section
                                                                      -------
     8.02(a)(i), file any motion, answer or other pleadings or take any other
     ----------
     action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if
                                               -------- -------
     requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest; and provided, further, that
                                                        --------  -------
     the Indemnified Party may choose separate counsel at the sole cost and expense of the Indemnified Party in the event that a conflict of interest arises between the Indemnified Party and the Indemnifying Party. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 8.02(a)(i), and except as provided in the
                      ------------------
     preceding sentence, the Indemnified Party will bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the

     Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 8.02 with respect to such Third Party
                                  ------------
     Claim.

        (ii) If the Indemnifying Party fails to assume the defense of the Third Party Claim within the Dispute Period or fails to prosecute reasonably, vigorously and diligently or settle the Third Party Claim, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in a reasonable, vigorous and diligent manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if
                                                     --------  -------
     requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this Section 8.02(a)(ii), if
                                                      -------------------
     the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this Section 8.02(a)(ii) or of the Indemnifying Party's participation
             -------------------
     therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 8.02(a)(ii), and the Indemnifying Party will bear its own
          -------------------
     costs and expenses with respect to such participation.

        (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability to the Indemnified Party with respect to the Third Party Claim under Section 8.02, then the Loss in the amount specified
                             ------------
     in the Claim Notice will be conclusively deemed a liability of the Indemnifying Party under Section 8.02 and the Indemnifying Party (as
                              ------------
     applicable) shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved as set forth in Section 11.14, such dispute shall be resolved in
                                      -----
     accordance with litigation in a court of competent jurisdiction.


        (b) In the event any Indemnified Party has a claim under Section 8.02
                                                                 ------------
against any Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver an Indemnity Notice with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such Indemnity Notice, then the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 8.02 and
                                                                ------------
the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations in accordance with the procedures established in
Section 11.14, such dispute shall be resolved by litigation in a court of
-------------
competent jurisdiction.

          8.03   Liability Limits.  Notwithstanding anything to the contrary set
                 ----------------
forth herein:

          (a) The amount of Losses required to be paid by any party to indemnify any other party pursuant to this Article VIII as a result of any
                                           ------------
Losses shall be reduced to the extent of any amounts actually received by such other party after the Closing Date pursuant to the terms of the insurance policies (if any) covering such claim.

          (b)    The indemnification obligations of the parties pursuant to this
Article VIII shall be limited to actual damages and shall not, except in the
------------
case of fraud or a willful breach of this Agreement, include incidental, consequential, indirect, punitive, or exemplary damages; provided, however that any incidental, consequential, indirect, punitive, or exemplary damages recovered pursuant to a Third Party Claim (including Governmental or Regulatory Authorities) against a Person entitled to indemnity pursuant to this Article
                                                                     -------
VIII shall be included in the damages recoverable under such indemnity.
----

          (c) No Purchaser Indemnified Party shall be entitled to indemnification under this Agreement for any misrepresentation or breach of warranty or nonfulfillment of or failure to perform any covenant or agreement by Seller unless the aggregate of Seller's indemnification obligations to the Purchaser Indemnified Parties pursuant to this Agreement exceeds Fifty Thousand Dollars ($50,000) (the "Threshold") but in such event the Purchaser Indemnified Parties shall be entitled to indemnification for all misrepresentations or breaches of warranties or nonfulfillment or failure to perform covenants or agreements to the extent such obligations exceed the Threshold subject, however, to a maximum liability of Seller of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) in the aggregate.

          (d) Except in the case of a claim based on fraud or willful breach of this Agreement or in the case of an equitable remedy (including, without limitation, as contemplated by Section 8.06(c) hereof), the limitations contained in this Section 8.03 shall apply to all rights of recovery that the Purchaser Indemnified Parties may have against Seller.

          8.04   Use of Name.  From and after the Closing, Seller shall not use,
                 -----------
directly or indirectly, the name "Cascade" or any similar name or derivative thereof and shall, at Purchaser's reasonable request, take all necessary action to allow Purchaser the benefit of Seller's rights to such name.

          8.05   Employee Matters.
                 ----------------

          (a) Purchaser shall have no liability in respect of any Employees for salary, compensation, severance, health, welfare, retirement or other benefits arising out of employment with Seller. Except for those persons listed in Section 8.06(a) of the
                                                ----------------------
Disclosure Schedule, Seller shall terminate the employment of all Employees
-------------------
effective immediately prior to the Closing Date, and Purchaser shall offer employment to such Employees to commence effective on the Closing Date or with respect to any Employee on authorized leave on the Closing Date, to commence effective on the date such Employee returns from authorized leave; provided that any Employee on authorized leave returns to work within thirty (30) days of the Closing Date, or for short term disability or worker's compensation, or Family Medical Leave Act of 1993, as amended (and "FMLA"), on the date the Employee may return under the provisions of Seller's short term disability plan or FMLA; and provided further that any Employee who is on any type of leave as a result of injury or illness (including a worker's compensation leave) shall be offered employment only if such person can provide a medical release satisfactory to Purchaser which evidences his/her liability to perform the essential functions of his/her regular work, with or without reasonable accommodation.

          (b) Seller shall be responsible for providing COBRA continuation coverage to all Employees of Seller, including their spouses and dependents, who lose coverage under any group health plan maintained, administered or sponsored by the Seller, as a result of the transactions contemplated herein. Seller shall indemnify and hold Purchaser harmless against any and all damages, losses and liabilities associated with or related to the Seller's failure to comply with COBRA.

          (c) Purchaser shall be solely responsible for providing any notice required under the Worker Adjustment and Training Notification Act (the "WARN Act") by virtue of any actions taken by Purchaser following the Closing, and shall indemnify and hold Seller harmless from any liability arising from any failure of Purchaser to fully comply with the requirements of WARN Act. Seller shall be solely responsible for complying with any applicable provisions of the WARN Act with respect to any actions taken by or prior to and in connection with Closing and will indemnify and hold Purchaser harmless from any liability arising from the failure of Seller to comply with WARN Act.

          (d) For a period of at least 12 months after the Closing Date, Purchaser shall provide, to the Employees, employee benefits that are no less favorable in the aggregate than those Benefit Plans provided by Seller to such Employees immediately prior to the Closing Date. With respect to any employee benefit plans, contracts and arrangements that are sponsored, maintained or contributed to by the Purchaser or its Affiliates and in which an Employee becomes eligible to participate after the Closing Date ("Purchaser Benefit Plan"), Purchaser shall provide, and shall cause its Affiliates to provide, each Employee with eligibility and vesting credit (not benefit accrual credit) equal to the amount of service credited by Seller and its Affiliates to such Employee prior to the Closing Date. With respect to each Employee under a Purchaser Benefit Plan, Purchaser shall (i) waive, and shall cause its Affiliates to waive, all limitations (that are not applicable to such Employee on the Closing
Date) as to preexisting conditions, exclusions and waiting periods that otherwise would become applicable to such Employee (and his or her covered spouse and dependents), and (ii) provide such Employee (and his or her covered spouse and dependants) with credit for any co-payments and deductibles paid by such Employee prior to the Closing Date in satisfying any such Purchaser Benefit Plan's deductible or out-of-pocket requirements.

          8.06   Covenants Against Competition.
                 -----------------------------

          (a) In order to induce Purchaser to enter into this Agreement and consummate the transactions contemplated hereby, Seller agrees that it will not, without the prior written consent of Purchaser, for its own account or jointly with another, directly or indirectly, for or on behalf of any Person, as principal, agent, shareholder, participant, partner, promoter, director, officer, manager, employee, consultant, sales representative or otherwise, except for the benefit of the Purchaser or its Affiliates:

          (i) for a period of three (3) years from the date of the Closing, engage or invest in, or own, control, manage or participate in the ownership, control or management of, or render services or advice to, any business engaged, or which it reasonably knows is undertaking to become engaged, in a Competing Business (except for: (i) its limited partnership interest in the Purchaser, and (ii) engaging in activities the same as or similar to the Business only with respect to skin care, hair care and wound care).

          (ii) for a period of three (3) years from the date of the Closing solicit, or assist in the solicitation of, any Person to whom Seller sold or provided any products or services related to the Business on, or during the two (2) year period prior to, the date of the Closing, for the purpose of obtaining the patronage of such Person for the purchase of any competitive products or services (except for: (i) its limited partnership interest in the Purchaser, and (ii) engaging in activities the same as or similar to the Business only with respect to skin care, hair care and wound care);

          (iii) for a period of three (3) years from the date of the Closing, solicit, or assist in the solicitation of, any Person employed by the Purchaser (as an employee, independent contractor or otherwise), to terminate such employment, whether or not such employment is pursuant to a contract and whether or not such employment is at will; or

          (iv) use, disclose or reveal to any Person, any Confidential Information (as defined below) of the Purchaser; provided, however, that the obligations of this clause (iv) shall terminate with respect to any business information (1) that does not constitute a trade secret under applicable Law upon the expiration of five (5) years after the date of the Closing, (2) any information that was in the public domain prior to the disclosure thereof; (3) any information that comes into the public domain through no fault of Seller; or (4) any information that is required to be disclosed by an Order or by any Law.

          (b) Notwithstanding anything herein to the contrary, the covenants described in this Section 8.06 shall apply only if the transactions contemplated
                  ------------
hereby are consummated at the Closing. If the transactions contemplated herein are consummated, "Confidential Information" of Purchaser shall be deemed to include all Confidential Information of Seller related to the Business, and Seller shall be subject to the obligations of non-use and non-disclosure contained in this Section 8.06 with respect to all of such information.
                  ------------

          (c) Notwithstanding anything contained in this Agreement to the contrary, Seller acknowledges and agree that Purchaser's remedy at law for a breach or threatened breach of any of the provisions of Sections 8.06(a) would
                                                        ----------------
be inadequate and, in recognition of that fact, in the
event of a breach or threatened breach by Seller of the provisions of Sections
                                                                      --------
8.06(a), it is agreed that, in addition to its remedies at law, Purchaser shall
-------
be entitled to equitable relief in the form of specific performance, temporary restraining order, temporary, preliminary, or permanent injunction, or any other equitable remedy which may then be available, including but not limited to an equitable accounting of all earnings, profits and other benefits arising from or in connection with such violation, without posting bond. Seller agrees not to oppose Purchaser's request for any of the above relief on the grounds that Purchaser has not been irreparably injured or that Purchaser has an adequate remedy at law or that such equitable relief is inappropriate. Nothing set forth in this Section 8.06(c) shall be construed as prohibiting Purchaser from
        ---------------
pursuing any other rights and remedies available to it for such breach or threatened breach.

          8.07   Further Assurances; Post-Closing Cooperation.
                 --------------------------------------------

          (a) At any time or from time to time after the Closing, at Purchaser's request and without further consideration, Seller shall execute and deliver to Purchaser such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as Purchaser may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Purchaser, and to confirm Purchaser's title to, all of the Business and the Assets, and, to the full extent permitted by Law, to put Purchaser in actual possession and operating control of the Assets and to assist Purchaser in exercising all rights with respect thereto, and otherwise to cause Seller to fulfill their obligations under this Agreement and the Operative Agreements.

          (b) Effective on the Closing Date, Seller hereby constitutes and appoints Purchaser the true and lawful attorney of Seller, with full power of substitution, in the name of Seller or Purchaser, but on behalf of and for the benefit of Purchaser: (i) to demand and receive from time to time any and all the Assets and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (ii) to institute, prosecute, compromise and settle any and all Actions or Proceedings (other than those within the Excluded Assets) that Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Assets;
(iii) to defend or compromise any or all Actions or Proceedings (other than those within the Retained Liabilities) in respect of any of the Assets; and (iv) to do all such acts and things in relation to the matters set forth in the preceding clauses (i) through (iii) as Purchaser reasonably shall request. Seller hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason.

          8.08   Third-Party Consents. To the extent that any contract, lease,
                 --------------------
license or other agreement included in the Assets is not assignable or transferable without the consent of another party, this Agreement shall not constitute an assignment or an attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof (an "Unassigned Item"). Seller shall use commercially reasonable efforts to obtain the necessary consent to the assignment or transfer of all Unassigned Items, and Purchaser shall cooperate in those efforts. The beneficial interest in and to each Unassigned Item shall in any event pass to Purchaser at Closing, and Seller covenants and agrees to cooperate with Purchaser in any reasonable arrangement to provide Purchaser with Seller's entire interest in the benefits under each

Unassigned Item. If and only if such reasonable arrangement can be made, Purchaser agrees to accept the burdens and perform the obligations under such Unassigned Item. Furthermore, if the other party's consent is subsequently obtained (without any modification thereto which is adverse to Purchaser), Purchaser shall at such time agree to assume all liabilities and obligations thereunder at which time such Unassigned Item shall become an Asset. If and to the extent that such arrangement cannot be made, Purchaser shall have no obligation pursuant to Section 1.02(a) or otherwise with respect to any such
                       ---------------
Contract.  The provisions of this Section 8.08 shall not affect the right of
                                  ------------
Purchaser not to consummate the transactions contemplated by this Agreement if the condition to its obligations hereunder contained in Section 5.06 has not
                                                        ------------
been fulfilled.

          8.09 Except as set forth in Sections 8.11 and 8.12 below, Seller shall be solely responsible for all Taxes relating to the Assets and the Business for all periods (and portions thereof) ending on or before the Closing Date, and shall indemnify and hold harmless Purchaser with respect thereto.

          8.10 Any income Tax (federal, state and foreign) consequences to Seller arising from the consummation of the transactions contemplated by this Agreement are for the sole benefit or account of Seller.

          8.11 All transfer, documentary, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with the transfer of the Assets to Purchaser shall be paid in equal parts by Purchaser and Seller when due. The Purchaser and the Seller shall cooperate to obtain all available exemptions from the foregoing Taxes. All real and personal property Taxes imposed on or with respect to any Assets (other than on or with respect to the Excluded Assets, which real and personal property Taxes shall be the sole responsibility of the Seller) shall be prorated between the Seller and the Purchaser. The Seller shall be liable for all real and personal property Taxes payable in the calendar year 2000. Purchaser shall be liable for all real and personal property Taxes payable the calendar year 2002 and thereafter. Real and personal property Taxes payable in the calendar year 2001 shall be prorated based on the number of days in the calendar year 2001 before and after the Closing Date. The Seller shall be responsible for the same proportion of such real and personal property Taxes as the part of the calendar year 2001 prior to the Closing Date bears to the whole of the calendar year 2001. The Purchaser shall be responsible for the remainder of such real and personal property Taxes payable in the calendar year 2001. If an amount is owed to one of the parties pursuant to the proration of the real or personal property Taxes, the party to whom it is owing shall give notice to the other party, and such other party shall have thirty (30) days from such notice to make payment. If such amount is not paid within thirty (30) days of such notice, such amount shall accrue interest at eighteen percent (18%) per annum until paid in full. Notwithstanding anything in this Agreement to the contrary, the amount of a party's obligations under this Section 8.11 shall not be limited (including shall not be limited by Section 8.03(c) hereof).

          8.12 All Taxes and assessments or installments thereof that are a lien upon the Assets, or which otherwise relate to the Assets and are due and payable, as of the Closing Date shall be paid by the Seller on or before the Closing Date.

          8.13 Purchaser shall pay and duly perform all the liabilities, related to the Assets and their operation, that accrue or arise subsequent to the Closing Date.

          8.14 License to Seller. On the Closing Date and subject to Seller's
               -----------------
fulfillment of its duties, obligations, representations and warranties to Purchaser under this Agreement, Purchaser grants to Seller a royalty-free, non-exclusive, worldwide license in and to the Intellectual Property in existence on the date hereof that is used on the date hereof by Seller in the conduct of the Retained Business (the "Licensed IP"), to use the Licensed IP only in the conduct of the Retained Business. This Section 8.14 shall not reduce Seller's obligations (or Purchaser's rights) under, or otherwise modify, Section 8.06 hereof. During the three (3) year period following the Closing, Seller shall not sublicense or otherwise transfer any rights, title or license in, to or under any such Licensed IP, unless such sublicensee or transferee, as applicable, expressly agrees to observe the same restrictions and obligations of Seller pursuant to this Section 8.14. Upon any noncompliance with the immediately preceding sentence, all of Seller's (and its assignees') right, title and interest in, to and under the Licensed IP shall immediately and automatically terminate, otherwise the license granted under this Section shall be perpetual. PURCHASER DISCLAIMS, AND SELLER UNCONDITIONALLY WAIVES, ALL IMPLIED GUARANTEES AND WARRANTIES (INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF (I) MERCHANTABILITY, (II) FITNESS FOR A PARTICULAR PURPOSE, WHETHER OR NOT ANY PURPOSE HAS BEEN NOTIFIED TO THE LICENSOR, OR (III) NON-INFRINGEMENT) RELATING TO OR ARISING OUT OF THE LICENSED IP. Other than as expressly set forth herein, Purchaser retains all right, title and license in and to the Licensed IP, and no license granted pursuant to this Section 8.14 shall restrict, impede or otherwise limit the rights, title, and licenses granted to Purchaser pursuant to this Agreement or otherwise.

          8.15 Chemical Removal. Seller shall, no later than the expiration of
               ----------------
thirty (30) days following the date hereof, fully (and in complete compliance with all applicable Laws) and at Seller's sole cost and expense, remove and dispose of all of Seller's metallic salts, solvents, chlorides, and other chemicals (collectively, "Seller Chemicals") that are located on the date hereof on the "Subleased Premises" (as such term is defined in the Sublease), including, without limitation, all Seller Chemicals located on the date hereof in the storage cabinets in the research and development laboratory of such Subleased Premises.


                                  ARTICLE IX
                                  DEFINITIONS

          9.01 Definitions.
               -----------

          (a) Defined Terms. As used in this Agreement, the following defined
              -------------
terms have the meanings indicated below:

     "Actions or Proceedings" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.

     "Affiliate" means any Person that directly, or indirectly through one of more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise.

     "Agreement" means this Asset Purchase Agreement and the Exhibits, the Disclosure Schedule and the Schedules hereto and the certificates delivered in accordance with Sections 5.03 and 6.03, as the same shall be amended from time
                -------------     ----
to time.

     "Annual Financial Statement Date" means the last day of the most recent fiscal year of the Business for which Financial Statements were filed with the Securities and Exchange Commission.

     "Annual Financial Statements" means the Financial Statements for the most recent fiscal year of the Business that were filed with the Securities and Exchange Commission.

     "Assets" has the meaning ascribed to it in Section 1.01(a).
                                                ---------------

     "Acquisition" means the purchase and sale of the Assets pursuant to this Agreement.

     "Assignment Instruments" has the meaning ascribed to it in Section 1.04.
                                                                ------------

     "Associate" means, with respect to any Person, any corporation or other business organization of which such Person is an officer or partner or is the beneficial owner, directly or indirectly, of ten percent (10%) or more of any class of equity securities, any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity and any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

     "Assumed Agreements" has the meaning ascribed to it in Section 1.01(a)(vi).
                                                            -------------------

     "Assumed Liabilities" has the meaning ascribed to it in Section 1.02(a).
                                                             ---------------

     "Assumption Agreement" has the meaning ascribed to it in Section 1.04.
                                                              ------------

     "Assumption Instruments" has the meaning ascribed to it in Section 1.04.
                                                                ------------

     "Benefit Plan" means any Plan established by Seller, or any predecessor or Affiliate of Seller, existing at the Closing Date or prior thereto, to which Seller contributes or has contributed on behalf of any Employee, former Employee or director, or with respect to which Seller has or may have any Liability, or under which any Employee, former Employee or director of Seller or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.

     "Bill of Sale" has the meaning ascribed to it in Section 1.04.
                                                      ------------

     "Books and Records" of any Person means all files, documents, instruments, papers, books and records relating to the business, operations, condition of (financial or other), results of operations and assets and properties of such Person, including without limitation financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

     "Business" has the meaning ascribed to it in the forepart of this Agreement.

     "Business Books and Records" has the meaning ascribed to it in Section
                                                                    -------
1.01(a)(ix).
-----------

     "Business Day" means a day other than Saturday, Sunday or any day on which banks located in Seattle, Washington are authorized or obligated to close.

     "Claim Notice" means written notification pursuant to Section 8.02(a) of a
                                                           ---------------
Third Party Claim as to which indemnity under Section 8.01 is sought by an
                                              ------------
Indemnified Party, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim against the Indemnifying Party under Section 8.01, together with
                                                   ------------
the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim.

     "Closing" means the closing of the transactions contemplated by Section
                                                                     -------
1.04.
----

     "Closing Date" has the meaning ascribed to it in Section 1.04.
                                                      ------------

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "Competing Business" means a business engaged in providing specialty chemical and quality control, product and process development, validation, analytical chemistry services or lyophilization for biotech and pharmaceutical companies (excluding the development or production of metallic peptides).

     "Condition of the Business" means the business, condition (financial or otherwise), results of operations, assets, properties and prospects of the Business.

     "Contract" means any agreement, lease, license, evidence of Indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).

     "Disclosure Schedule" means the record delivered to Purchaser by Seller herewith and dated as of the date hereof, containing all lists, descriptions, exceptions and other information and materials as are required to be included therein by Seller pursuant to this Agreement.

     "Dispute Period" means the period ending thirty (30) days following receipt by an Indemnifying Party of either a Claim Notice or an Indemnity Notice.

     "Employee" means each employee, officer or consultant of Seller engaged in the conduct of the Business.

     "Employment and Non-Competition Agreements" shall mean those agreements evidencing the employment relationship between Purchaser and Michael C. Maloney.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Excluded Assets" has the meaning ascribed to it in Section 1.01(b).
                                                         ---------------

     "Financial Statements" means the Annual Financial Statements and the Interim Financial Statements.

     "GAAP" means generally accepted accounting principles.

     "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

     "Indebtedness" of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business),
(iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

     "Indemnified Party" means any Person claiming indemnification under any provision of Article VIII, including without limitation a Person asserting a
             ------------
claim pursuant to Section 8.02(c).
                  ---------------

     "Indemnifying Party" means any Person against whom a claim for indemnification is being asserted under any provision of Article VIII, including
                                                         ------------
without limitation a Person against whom a claim is asserted pursuant to Section
                                                                         -------
8.02(c).
-------

     "Indemnity Notice" means written notification pursuant to Section 8.02(b)
                                                               ---------------
of a claim for indemnity under Article VIII by an Indemnified Party, specifying
                               ------------
the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim.

     "Intellectual Property" means all patents and patent rights, trademarks and trademark rights, trade names and trade name rights, domain names, service marks and service mark rights, service names and service name rights, brand names, inventions, processes, methods, designs, devices, tools, specifications, techniques, algorithms, formulae, improvements, copyrights and copyright rights, trade dress, business and product names, logos, slogans, trade secrets, industrial models, computer programs, software (whether in source or object code) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights.

     "Interim Financial Statements" means the Financial Statements for the most recent period of the Business that were filed with the Securities and Exchange Commission.

     "Interim Financial Statement Date" means the last day of the most recent period of the Business for which Financial Statements were filed with the Securities and Exchange Commission.

     "Inventory" has the meaning ascribed to it in Section 1.01(a)(i).
                                                   ------------------

     "IRS" means the United States Internal Revenue Service.

     "Knowledge" means in the case of an individual that he will be deemed to have Knowledge of a particular fact or other matter if: (a) such individual is actually aware of such fact or other matter; or (b) a prudent individual in his position would reasonably be expected to be aware of such fact or other matter in the course of performing his duties in a customary manner.

     "Knowledge of Seller" or "Known to Seller" or "Seller's Knowledge" means the Knowledge of John F. Clifford, Robin Carmichael and Len Patt.

     "Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

     "Liabilities" means all Indebtedness, obligations and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

     "Licenses" means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

     "Liens" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sales Contract, title retention Contract or other Contract to give any of the foregoing.

     "Loss" means any and all damages, fines, fees, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment).

     "Operative Agreements" means, collectively, the Note, the Sublease, the Service Agreements, the Employment Agreements, the Assignment Instruments, the Assumption Agreement and the other Assumption Instruments and any other agreements to be entered into in connection with the Acquisition.

     "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Pension Benefit Plan" means each Benefit Plan, which is a pension benefit plan within the meaning of Section 3(2) of ERISA.

     "Permitted Lien" means (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent, (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not materially impair the value of the property subject to such Lien or the use of such property in the conduct of the Business, and (iv) any Lien created by Purchaser.

     "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

     "Plan" means any bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA.

          "Pre-Closing Tax Period" means any Tax period (or portion thereof) ending on or before the close of business on the Closing Date.

     "Purchase Price" has the meaning ascribed to it in Section 1.03(a).
                                                        ---------------

     "Purchaser" has the meaning ascribed to it in the forepart of this Agreement.

     "Purchaser Indemnified Parties" means Purchaser and its officers, directors, partners, employees, agents and Affiliates.

     "Qualified Plan" means each Benefit Plan that is intended to qualify under
Section 401 of the Code.

     "Representative" means a Person's directors, officers, employees, agents, consultants, advisors or other representatives, including legal counsel and accountants.

     "Retained Liabilities" has the meaning ascribed to it in Section 1.02(b).
                                                              ---------------

     "Securities Act" means the Securities Act of 1933, as amended.

     "Seller" has the meaning ascribed to it in the forepart of this Agreement.

     "Sublease" means that certain Sublease Agreement dated the date hereof between Seller and Purchaser.

     "Tangible Personal Property" has the meaning ascribed to it in Section
                                                                    -------
1.01(a)(ii).
-----------

     "Tax Returns" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Taxes" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "Third Party Claim" has the meaning ascribed to it in Section 8.02(a).
                                                           ---------------

          (b) Construction of Certain Terms and Phrases. Unless the context of
              -----------------------------------------
this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the business and practice of Seller in connection with the Business. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.


                                   ARTICLE X
                                  TERMINATION

          10.01 Termination. This Agreement may be terminated:
                -----------

          (a) by mutual written consent of Purchaser and Seller;

          (b) by Purchaser, if the conditions set forth in Sections 5.01 and
                                                           -----------------
5.02 shall not have been complied with or performed and such noncompliance or
----
nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by Seller on or before July 31, 2001, provided that Purchaser is not in material default under this Agreement; or

          (c) by Seller, if the conditions set forth in Sections 6.01 and 6.02
                                                        ----------------------
shall not have been complied with or performed and such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by Purchaser on or before July 31, 2001, provided that Seller is not in material default under this Agreement; or

          (d) by either Purchaser or Seller in the event that Closing has not occurred on or before July 31, 2001 (provided that this right shall not be available to any party whose failure to fulfill any obligation hereunder has been the cause of or resulted in the failure of the Acquisition to occur on or before such date).

          10.02 Effect of Termination. In the event of the termination of this
                ------------------------
Agreement pursuant to Section 10.01, this Agreement shall forthwith become void and there shall be no continuing obligation on the part of any party hereto or any of its affiliates, directors, officers or shareholders except the provisions of Sections 11.04 and 11.05 shall survive. Notwithstanding the foregoing,
   ------------------------
nothing contained herein shall relieve any party from liability for any breach hereof.

                                  ARTICLE XI
                                 MISCELLANEOUS

          11.01 Notices. All notices, requests and other communications
                -------
hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

         If to Purchaser, to:

         Emerald Pharmaceuticals, L.P.
         "Emerald Suite"
                      8511 154th Avenue, N.E., Bldg. A
                      Redmond, WA 98052-3557
         Attn: President
         Fax:_______________


     If Seller, to:

                      ProCyte Corporation
                      8511 154th Avenue, N.E., Bldg. A
                      Redmond, WA 98052-3557
                      Attention: John F. Clifford
                      Fax: (425) 869-8801

                      with a copy to:

                              Perkins Coie LLP
                              1201 Third Avenue, 48th Floor
                              Seattle, WA 98101-3099
                              Attention: Christopher Moore
                              Fax: (206) 583-8500


All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (b) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt and up sender's answer-back confirmed, and (c) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

          11.02 Bulk Sales Act. The parties hereby waive compliance with the
                --------------
bulk sales act or comparable statutory provisions of each applicable jurisdiction. Seller shall indemnify Purchaser and its officers, directors, employees, agents and Affiliates in respect of, and hold each of them harmless from and against, any and all Losses suffered, occurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to the failure of Seller to comply with the terms of any bulk sales act or comparable statutory provisions of each jurisdiction applicable to the transactions contemplated by this Agreement.

          11.03 Entire Agreement. This Agreement and the Operative Agreements
                ----------------
supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof between the parties, and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

          11.04 Expenses. Except as otherwise expressly provided in this
                --------
Agreement, whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses (including without limitation all broker's or finder's fees) incurred in connection with the negotiation, execution and closing of this Agreement and the Operative Agreements and the transactions contemplated hereby and thereby.

          11.05 Confidentiality. In connection with the negotiation of this
                ---------------
Agreement, a party hereto (the "Disclosing Party") may disclose Confidential
                                ----------------
Information to one of the other parties hereto (the "Disclosee"). Each party
                                                     ---------
agrees that if the transactions contemplated herein are not consummated, it will return to the Disclosing Party all documents and other written information furnished to it. Each party further agrees not to use, except for purposes of accomplishing the transactions contemplated herein, and not to disclose or reveal to any other Person any of the Disclosing Party's Confidential Information (other than to such party's Affiliates and Representatives who have a need to know such information in connection with the transactions contemplated herein and who have been instructed to treat such as confidential); provided, however, that the foregoing obligations shall not apply to (a) any information which was known by the Disclosee prior to its disclosure by or on behalf of the Disclosing Party; (b) any information which was in the public domain prior to the disclosure thereof; (c) any information which comes into the public domain through no fault of the Disclosee; or (d) any information which is required to be disclosed by an Order or by any Law. If a Disclosee becomes compelled by an Order or by a Law to make any disclosure that is prohibited or otherwise constrained by this section 11.05, the Disclosee will promptly provide Disclosing Party with notice of such request so that it may seek an appropriate protective order or other appropriate remedy. Subject to the foregoing, the Disclosee may furnish that portion (and only that portion) of the Confidential Information that, in the reasonable opinion of its counsel reasonably acceptable to the Disclosing Party, the Disclosee is legally compelled or as otherwise required to disclose or else stand liable for contempt or suffer other material censure or material penalty. The Disclosee shall bear the burden of demonstrating the applicability of one or more of the foregoing exceptions. For purposes of this Agreement, "Confidential Information" shall mean, with respect
                             ------------------------
to any Person, any and all technical, business, and other information of such Person which derives value, actual or potential, economic or otherwise, from not being generally known to the public or to other Persons, including, without limitation, technical or nontechnical data, compositions, devices, methods, techniques, drawings, inventions, processes, financial data, financial plans, product plans, lists of actual or potential customers or suppliers, information regarding the acquisition and investment plans and strategies, business plans or operations of the Person or its Affiliates. Confidential Information of a Person includes information of third parties that such Person is obligated to keep or treat as confidential. The provisions of this Section 11.05 shall survive any
                                              -------------
termination of this Agreement for any reason and shall continue indefinitely; provided, however, that the restrictions contained in this Section 11.05 shall
                                                           -------------
terminate with respect to any Confidential Information that does not constitute a trade secret under applicable Law after the third anniversary of the date hereof.

          11.06 Waiver. Any term or condition of this Agreement may be waived at
                ------
any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any

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one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

          11.07 Amendment. This Agreement may be amended, supplemented or
                ---------
modified only by a written instrument duly executed by or on behalf of each party hereto.

          11.08 No Third Party Beneficiary. The terms and provisions of this
                --------------------------
Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Article VIII.
                                            ------------

          11.09 No Assignment; Binding Effect. Neither this Agreement nor any
                -----------------------------
right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except (a) for assignments and transfers by operation of Law and (b) that Purchaser may assign any or all of its rights, interests and obligations hereunder (including without limitation its rights under Article
                                                                     -------
VIII) to (i) a wholly-owned subsidiary, provided that any such subsidiary agrees
----
in writing to be bound by all of the terms, conditions and provisions contained herein or (ii) any post-Closing purchaser of the Business or a substantial part of the Assets but no such assignment shall relieve Purchaser of its obligations hereunder. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

          11.10 Headings. The headings used in this Agreement have been inserted
                --------
for convenience of reference only and do not define or limit the provisions hereof.

          11.11 Invalid Provisions. If any provision of this Agreement is held
                ------------------
to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          11.12 Governing Law; Jurisdiction. This Agreement shall be governed by
                ---------------------------
and construed in accordance with the Laws of the State of Washington applicable to a contract executed and performed in such State, without giving effect to conflicts of laws principles requiring the application of the law of another State. Each party hereby irrevocably submits itself to the jurisdiction and venue of the Superior Court of the State of Washington for King County and the United States District Court for the Western District of Washington for the purpose of any suit, action or proceeding arising out of or relating to this Agreement and hereby waives and agrees not to assert any claim that such party is not personally subject to the jurisdiction of the above-named courts or that such courts provide an inconvenient forum.

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

          11.13 Counterparts. This Agreement may be executed in any number of
                ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          11.14 Dispute Resolution. In the event a dispute arises between the
                ------------------
parties regarding the interpretation of any provision of this Agreement, the dispute shall be submitted for good faith negotiation for a period of thirty
(30) days by the respective chief executive officers or chairmen of the boards of the parties. Prior to the end of such thirty (30) day period, no party shall initiate any other remedies with respect to such dispute.



                        [SIGNATURES ON FOLLOWING PAGE]

  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party as of the date first above written.

          PROCYTE CORPORATION


                            By:___________________
                              John F. Clifford
                              Chairman and Chief Executive Officer



                            EMERALD PHARMACEUTICALS, L.P.
                            By: Emerald Management LLC, its General Partner


                            By:___________________
                              Name:__________________
                              Title:______________